EXHIBIT 10.4

AMENDMENT NO. 1 TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

NATHAN HOLDING LLC

This AMENDMENT NO. 1, executed and made effective as of June 28, 2016, (this “Amendment No. 1”) to the AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF NATHAN HOLDING LLC (the “Company”) dated as of April 19, 2016 (as amended from time to time, the “Agreement”) is entered into by the Company, Allscripts Healthcare, LLC and GI Netsmart Holdings LLC.  Capitalized terms not defined in this Amendment No. 1 have the respective meanings specified in the Agreement, which will remain in full force and effect as amended hereby.

BACKGROUND

The undersigned Members deem it to be in the interests of the Company and its Members to amend the Agreement to increase the number of authorized Class A Common Units of the Company from 351,457,041 to 715,585,766 in order to have sufficient authorized Class A Common Units to permit the potential conversion of Class A Preferred Units to Class A Common Units.

AGREEMENTS

In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the parties agree as follows:

1.	Amendment to the Agreement. Section 3.1(a)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“The total Units and the number of Units of each class or series which the Company has authority to issue shall be determined by the Board from time to time (which determination the Board shall cause to be reflected on the Unit Ownership Ledger) and shall initially consist of 364,128,725 Class A Preferred Units, 715,585,766 Class A Common Units and 116,490,706 Class B Non-Voting Common Units.”

2.	Consents. In accordance with Section 14.2 of the Agreement, the Company, the Allscripts Members and the GI Members hereby authorize, approve and consent to this Amendment No. 1.
3.	Other Provisions. Except as expressly modified by this Amendment No. 1, all of the provisions of the Agreement shall remain in full force and effect.

4.	Effect of Amendment No. 1.

4.1No Other Amendments.  Except as specifically amended by this Amendment No. 1, the Agreement will remain in full force and effect and is hereby ratified and confirmed.

4.2No Waivers.  The execution, delivery and performance of this Amendment No. 1 will not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the parties under, the Agreement or any other document relating to the Agreement.

4.3References.  On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Agreement, and each reference in any other document relating to the “Amended and Restated Limited Liability Company Agreement of Nathan Holding LLC,” the “LLC Agreement,” the “Agreement,” “thereunder,” “thereof,” or words of like import referring to the Agreement, means and references the Agreement as amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 as of the date first written above.

NATHAN HOLDING LLC
By:	/s/ Michael Valentine
Name:	Michael Valentine
Title:	Chief Executive Officer

ALLSCRIPTS HEALTHCARE, LLC
By:	/s/ Richard J. Poulton
Name:	Richard Poulton
Title:	President

GI NETSMART HOLDINGS LLC
By:	/s/ Howard Park
Name:	Howard Park
Title:	Director

[Signature Page to Amendment No. 1 to A&R LLC Agreement of Nathan Holding LLC]